Exhibit 99.1

                                  TOYOTA LOGO

                               FINANCIAL SERVICES

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                          Presentation to Fixed Income
                                   Investors

                           January 2009

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Disclaimer
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o    This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.

o    These statements are based on current expectations and currently available information.

o    Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of
     Toyota Motor Corporation and Toyota Motor Credit Corporation

o    We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

o    This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation.

o    This presentation is for distribution only to persons who, if in members states of the European Economic Area, are  "qualified investors"  within the meaning of Article 2(1)(e) of the Prospectus Directive (Directive
     2003/71/EC) and who (whether in members states of the European Economic
     Area or not) (i) are outside the United Kingdom, or (ii) have professional experience in matters relating to investments, or (iii) are persons falling within Article 49(2)(a) to (d) ("high net worth companies, unincorporated associations etc") of The Financial Services and Markets
     Act 2000 (Financial Promotion) Order 2005 (all such persons together being referred to as "relevant persons"). This presentation is directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this presentation relates is available only to relevant persons and will be engaged in only with relevant persons.

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Toyota Executives

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     Richard Garry
       Head of Treasury, Europe and Africa, Assistant Global Treasurer

     Karen Papazian
       Director, TFS Debt Capital Markets

     Mark Simmons
       National Manager, TFS Corporate Communications

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Agenda
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o    Toyota Financial Services (TFS) Group

                   o Toyota Motor Credit Corporation (TMCC)

o    TFS Funding Programs

o    Appendix

     -    Toyota Motor Corporation (TMC) - Toyota Motor Sales, U.S.A., Inc.
          (TMS)

     -    Credit Support Agreements

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Toyota's Global Businesses
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                                GRAPHIC OMITTED
                          Market vehicles in over 170
                     countries/regions. 53 mamnufacturing
                       facilities in 27 countries/regions
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          |                             |                             |
----------------------      --------------------------   -----------------------
     AUTOMOTIVE                 GRAPHIC OMITTED                    OTHER
Design, Manufacturing,       FINANCIAL SERVICES(sm)             BUSINESSES
Distribution
                                Consumer Financing                 Housing
GRAPHIC OMITTED             Dealer Support & Financing             Marine
                                      Banking               Telecommunications
                               Securities Services       New Business Enterprise
                         Ancillary Products & Services

                                                                             05

Toyota Financial Services Group

                                                                             06

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TFS Group Global Presence
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o 33 Countries & Regions Worldwide

                               [GRAPHIC OMITTED]

                                                                             07

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TFS Group Financials
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      FY08 Revenue

    JP(Y)1,555 billion

[GRAPHIC OMITTED

                    Assets*

              JP(Y)13,593 billion
                               [GRAPHIC OMITTED]

             units in JP(Y) billions

*  As of March 31, 2008
Note: Segments may not sum to total due to elimination and adjustment for consolidation
Source: TFSC Internal Reports (unaudited)

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Toyota Motor Credit Corporation (TMCC)

Organizational Structure


Toyota Motor Corporation (TMC)
Toyota Financial Services Corporation (TFSC)
Toyota Motor Credit Corporation (TMCC)

- 3.8 million active finance contracts*
- AAA (negative outlook)/Aaa (under review) rated captive finance co.
- Credit support agreement structure with TFSC/TMC

*As of September 30, 2008

9

TMCC Products and Services

Consumer Finance	Dealer Finance	Commercial Finance	Insurance
• Retail • Lease	• Wholesale • Real Estate • Working Capital • Revolving Credit Lines	• Forklift • Hino Medium Duty • Class 8 Heavy Duty • Retail • Lease	• Service Agmts • Ext. Warranty • Guaranteed Auto Protection • Roadside Assistance

10

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TMCC Financial Performance - Select Data
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                     Fiscal Year ended March 31
                                                                      Six months
                                                                          ended
  (USD millions)                       2005     2006      2007    2008   Sept 30
                                                                           2008
  ------------------------------------------------------------------------------
  Total Financing Revenues            4,086     5,181    6,710   8,192    4,387
  add: Other Income                    390       404      586     686      281
  less: Interest expense and          2,249     3,588    5,335   7,450    2,710
  depreciation
  Net Financing Revenues              2,227     1,997    1,961   1,428    1,677
  Net Income (Loss)                    762       544      434    (223)     437

      Source: TMCC March 31, 2008 10-K/A and Sep 30, 2008 10-Q

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TMCC Financial Performance - Select Data

(USD millions)	Fiscal Year ended March 31 2005	2006	2007	2008	Six months ended Sept 30 2008
Over 60 Days Delinquent [1]	0.28%	.043%	0.46%	0.59%	0.92%
Allowance for Credit Losses [1]	1.06%	0.96%	0.85%	0.97%	1.33% [2]
Net Credit Losses [3]	0.56%	0.64%	0.58%	0.91%	1.06%

(1) Percentage of gross earning assets

(2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less allowance for credit losses) plus gross investments in operating leases (net investments in operating leases less allowance for credit losses): [$1,048mm/(($58,104mm-(-884mm))+($19,458mm-(-164mm)))]

(3) Percentage of average gross earning assets annualized

***Source**: TMCC March 31, 2008 10-K/A and Sep 30, 2008 10-Q*

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TMCC Earning Asset Composition
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                Managed
               Assets
            (USD billions)

                               [GRAPHIC OMITTED]

Note: Segments may not sum to total due to rounding
Source: TMCC March 31, 2006 10-K, March 31, 2008 10-K/A and Sep 30, 2008 10-Q

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TMCC Asset Strategy
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o    Intensified focus on risk analytics

     -    Increased rigor around loan approvals
     -    New scorecard

o    Risk-based pricing
     -    Retail
     -    Lease
     -    Wholesale

o    Focus on Toyota

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TMCC - Exceptional Liquidity

- A-1+/P-1 Direct Commercial Paper Program
  - Backed by USD 13 billion multi-party back-stop credit facilities (USD 5 billion 1-year; USD 8 billion 5-year)
  - Access to USD 2 trillion commercial paper market
  - Registered for CPFF
- USD 3.3 billion Short-term Investment Portfolio*
- USD 47.4 billion in salable retail loan receivables, available for:
  - Public term ABS via SEC-registered shelf
  - Whole-loan sales
- Credit Support Agreements with Toyota Financial Services Corp. and Toyota Motor Corporation

* Average balance for three months ended September 30, 2008

Source: *TMCC September 30, 2008 10-Q*

15

Global Term Funding Programs

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TFS Funding Program Objectives
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o    TFS Group is committed to:

     -    Maintaining funding diversity and exceptional liquidity

     -    Issuing into strong demand with attractive deals

     -    Identifying and developing new markets and investor relationships

     -    Responding quickly to opportunities with best-in-class execution

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-------------------------------------------------------------------------------
TFS Group Term Funding
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FY08 Highlights:

     o    Roughly USD 27 billion funded

     o    Over 330 separate transactions

     o    Across 18 currencies

     o    Accessed local and global markets

     o    Greater internal coordination and communication across all markets

                                   [GRAPHIC]

TMCC (USA) 81%

TFA (Australia)  6%

TFC (Japan) 4%

TCCI (Canada) 4%

TMFNL (Europe) 2%

Other 3%

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TMCC - Diversity in Debt Offerings
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FY09 YTD Funding

                            By funding vehicle
                               [GRAPHIC OMITTED]

                                  By currency
                               [GRAPHIC OMITTED]

As of January 12, 2009
Source: Bloomberg and TMCC Company Reports (unaudited)

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New Initiatives
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o    Launch of the Toyota Financial Services global treasury center

     -    Leverage over 25 years of global capital markets expertise

     -    24-hour execution capabilities to better serve dealers and investors worldwide

     -    Key TFS contacts in UK/NL, US and Asia/Oceania

     -    Significant step toward a single face to the markets

     -    Commitment to speed, flexibility and transparency in debt and derivatives execution

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Key Investment Highlights
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o    Financial strength supported by Triple-A credit ratings

o    Transparent business model with exceptional liquidity

o    Scarcity value and diversification in bond offerings

     -    Focus on proactively meeting needs of market

     -    Strong emphasis placed on flexibility and responsiveness

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Appendix
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     o    Toyota Motor Corporation (TMC)

     o    Toyota Motor Sales, U.S.A., Inc. (TMS)

     o    Credit Support Agreements

                                                                             22

Toyota Motor Corporation

                                                                             23

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TMC Global Sales
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                             Thousands of Vehicles

                               [GRAPHIC OMITTED]

Source: Toyota Motor Corporation 2008 Year-End Press Meeting

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TMC Financial Performance

(Billions of Yen)

		FY06 Actual	FY07 Actual	FY08 Actual	FY09 December Forecast
Net Revenues		21,036.9	23,948.1	26,289.2	21,500.0
Operating Income		1,878.3	2,238.6	2,270.3	-150.0
Income before income taxes, minority interest and equity in earnings of affiliated companies		2,087.3	2,382.5	2,437.2	-50.0
Net Income		1,372.1	1,644.0	1,717.8	50.0
FOREX Rates	$	113 yen	117 yen	114 yen	100 yen
	€	138 yen	150 yen	162 yen	143 yen

***Source**: Toyota Motor Corporation 2008 Year-End Press Meeting*

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Adaptation to Market Conditions
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o    Aggressive actions

     -    Emergency Profit Improvement Committee Formed

     -    Ensure Production Flexibility

     -    Retain R&D Investment

     -    Reduce Costs

                                   [GRAPHIC]

o   Ability to operate profitably at annual sales of 7 million units
    (Toyota & Lexus, CY)

o    JPY 130 billion in savings

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TMC Financial Strength
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 Key Indicators FY08                                  JPY                    USD(1)
 Shareholders' Equity                           11,869 billion            119 billion
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 Debt to Equity Ratio(2)                                            1:1
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 Net Cash Provided by Operating Activities
 Cash and Cash Equivalents, Time Deposits,       2,981 billion             30 billion
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 Marketable Securities and Other Security
 Investments                                    5,733 billion             58 billion

(1)  JPY amounts have been translated into USD for the convenience of investors. Unless otherwise noted, the rate used for the translations was
     (Y)99.69 = $1.00. This was the approximate exchange rate on March 31, 2008

(2)  Quotient of short-term borrowing, current portion of long-term debt, and long-term debt ("Debt") over shareholders' equity total ("Equity") as taken from the TMC FY2008 Earnings Release

Source: TMC FY2008 Annual Report

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Toyota Motor Sales, U.S.A., Inc.
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TMS Historically Stronger After Major Economic Events
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                                   [GRAPHIC]

Sources:  1970 - 1979 from Wards, 1980 - 2008 from PAI CSQ

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Outstanding Products

- Impressive Sales Record
  - Lexus: U.S. top-selling luxury nameplate for 9th consecutive year
  - Toyota: #1 selling brand 2nd year in a row
    - Camry: #1 selling car 11th time in 12 years
    - Corolla: #1 selling compact car
    - Prius: 3rd best selling model in the Toyota line-up and 52% of total U.S. hybrid market
- JD Power & Associates (North America)
  - 2008 Initial Quality Survey:
    - Toyota best-performing full-line nameplate and best performing non-premium nameplate
    - Lexus LS ranked first among all segment winners
  - 2008 Vehicle Dependability Survey:
    - Toyota and Lexus earned 11 out of 19 segment awards, more than any automaker in survey





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Source: *Autodata, U.S. Market New Vehicle Sales & Stock Report, December 31, 2008*

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Toyota's New Products in 2009
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                                   [GRAPHIC]

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Support Agreements

o    Securities* issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC

     -    TFSC will own 100% of TMCC

     -    TFSC will cause TMCC to maintain a tangible net worth of at least
          $100,000

     -    If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds available to TMCC to ensure that all such payment obligations are paid as due

o    TFSC in turn has the benefit of a credit support agreement with Toyota
     Motor Corporation ("TMC")

     -    Same key features as TFSC/TMCC credit support agreement

     -    TMC will cause TFSC to maintain a tangible net worth of at least
          (Y)10mm

* Securities defined as outstanding bonds, debentures, notes and other investment securities and commercial paper.

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